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                                  EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Pico Products, Inc. on Form S-8 of our report dated October 24, 1996, appearing in the Annual Report on Form 10-K of Pico Products, Inc. for the year ended July 31, 1996.


Date: January 21, 1997                             Deloitte & Touche LLP

                                                   /s/ Deloitte & Touche LLP
                                                   -----------------------------
                                                   Los Angeles, California